Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2018
RESULTS
SEATTLE - May 3, 2018 -

•	Revenue of $19.7 million, similar to the prior year period and up from $18.9 million in the prior quarter

•	Gross margin from continuing operations increased to 74% from 67% in the prior year period

•	Adjusted EBITDA from continuing operations improved $1.5 million year-over-year to a loss of $(3.0) million

•	Focused on four key growth initiatives: RMHD, Kontxt, RealCV and mobile game subscriptions; these initiatives are expected to drive revenue growth in 2018 and beyond

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the first quarter ended March 31, 2018.

Management Commentary
"In the first quarter of 2018 we made significant progress on all four of our key growth initiatives," said Rob Glaser, Chairman and CEO of RealNetworks. "We did so while maintaining financial discipline and keeping our core business stable."
First Quarter 2018 Financial Highlights from Continuing Operations

•	Revenue was $19.7 million, up from $18.9 million in the prior quarter and flat with $19.7 million in the prior year period.

•	Operating expenses increased $0.8 million, or 4%, from the prior quarter and decreased $1.9 million, or 9%, from the prior year period.

•
Net loss was $(5.2) million, or $(0.14) per share, compared to net income of $0.4 million or $0.01 per share in the prior quarter and a net loss of $(9.6) million, or $(0.26) per share in the prior year period.

•
Adjusted EBITDA was a loss of $(3.0) million, compared to a loss of $(3.6) million in the prior quarter and $(4.6) million in the prior year period. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	At March 31, 2018, the Company had $54.3 million in unrestricted cash, cash equivalents and short-term investments, compared to $60.0 million at December 31, 2017.

Business Outlook

For the second quarter of 2018, RealNetworks expects to achieve the following results:

•	Total revenue is expected to be in the range of $16 million to $18 million.

•	Adjusted EBITDA loss is expected to be in the range of $(3.5) million to $(5.5) million.

New Revenue Recognition Accounting Standard

As of January 1, 2018, we adopted Accounting Standards Codification 606 (Topic 606), Revenue from Contracts with Customers, which affects the accounting for our revenue. We adopted Topic 606 using the modified retrospective transition method, under which the prior periods presented have not been recast to reflect adoption of the new standard.

For additional details on the impact of the standard, see our Annual Report on Form 10-K for the year ended December 31, 2017, and our forthcoming Quarterly Report on Form 10-Q for the first quarter of 2018.
Conference Call and Webcast Information
The company will host a conference call today to review results and discuss the company's performance shortly after 4:30 p.m. ET/1:30 p.m. PT. You may join the conference call by calling 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Thursday, May 24, 2018, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13678426.
A live webcast will be available on RealNetworks’ Investor Relations site under Events at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR
310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative technology products and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. Find RealNetworks’ corporate information at www.realnetworks.com.

RealNetworks® and the company’s respective logos are trademarks, registered trademarks, or service marks of RealNetworks, Inc. Other products and company names mentioned are the trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) from continuing operations to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody d/b/a Napster affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended March 31,

	2018	2017
	(in thousands, except per share data)

Net revenue	$19,650	$19,691
Cost of revenue	5,136	6,569
Gross profit	14,514	13,122

Operating expenses:
Research and development	7,694	7,349
Sales and marketing	5,997	7,155
General and administrative	5,601	5,303
Restructuring and other charges	501	1,564
Lease exit and related benefit	(325)	—

Total operating expenses	19,468	21,371

Operating loss	(4,954)	(8,249)

Other income (expenses):
Interest income, net	87	128
Equity in net loss of Napster	—	(748)
Other income (expense), net	(41)	(226)

Total other income (expense), net	46	(846)

Loss from continuing operations before income taxes	(4,908)	(9,095)
Income tax expense	270	455

Loss from continuing operations	(5,178)	(9,550)
Net income from discontinued operations, net of tax	—	126
Net loss	$(5,178)	$(9,424)

Net income (loss) per share - Basic:
Continuing operations	$(0.14)	$(0.26)
Discontinued operations	—	0.01
Net loss per share - Basic	$(0.14)	$(0.25)
Net income (loss) per share - Diluted:
Continuing operations	$(0.14)	$(0.26)
Discontinued operations	—	0.01
Net loss per share - Diluted	$(0.14)	$(0.25)

Shares used to compute basic net income (loss) per share	37,449	37,030
Shares used to compute diluted net income (loss) per share	37,449	37,030

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2018	December 31, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$49,785	$51,196
Short-term investments	4,548	8,779
Trade accounts receivable, net	13,740	12,689
Deferred costs, current portion	444	426
Prepaid expenses and other current assets	4,420	3,715
Current assets of discontinued operations	5,500	17,456
Total current assets	78,437	94,261

Equipment and software	43,881	46,417
Leasehold improvements	3,619	3,536
Total equipment, software, and leasehold improvements	47,500	49,953
Less accumulated depreciation and amortization	43,848	46,093
Net equipment, software, and leasehold improvements	3,652	3,860

Restricted cash equivalents	2,400	2,400
Other assets	6,049	5,588
Deferred costs, non-current portion	800	955
Deferred tax assets, net	1,087	1,047
Other intangible assets, net	243	325
Goodwill	13,106	13,060

Total assets	$105,774	$121,496

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$3,640	$3,785
Accrued and other current liabilities	12,806	12,365
Commitment to Napster	2,750	2,750
Deferred revenue, current portion	2,142	3,097
Current liabilities of discontinued operations	5,373	17,107
Total current liabilities	26,711	39,104

Deferred revenue, non-current portion	397	443
Deferred rent	1,009	982
Deferred tax liabilities, net	20	19
Other long-term liabilities	1,295	1,775

Total liabilities	29,432	42,323

Shareholders' equity	76,342	79,173

Total liabilities and shareholders' equity	$105,774	$121,496

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2018	2017
	(in thousands)

Cash flows from operating activities:
Net loss	$(5,178)	$(9,424)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	620	921
Stock-based compensation	1,157	1,434
Equity in net loss of Napster	—	748
Deferred income taxes, net	(40)	(20)
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2018 and 2017	21	(471)
Net change in certain operating assets and liabilities	(2,005)	(2,598)
Net cash used in operating activities	(5,425)	(9,410)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(316)	(207)
Purchases of short-term investments	—	(6,142)
Proceeds from sales and maturities of short-term investments	4,231	21,695
Advance to Napster	—	(1,500)
Net cash provided by investing activities	3,915	13,846
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	—	34
Tax payments from shares withheld upon vesting of restricted stock	(232)	(181)
Net cash used in financing activities	(232)	(147)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	331	488
Net increase (decrease) in cash, cash equivalents and restricted cash	(1,411)	4,777
Cash, cash equivalents and restricted cash, beginning of period	53,596	36,421
Cash, cash equivalents and restricted cash, end of period	$52,185	$41,198

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2018	2017
	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$5,483	$5,752	$4,197	$6,951	$5,669
Mobile Services (B)	8,704	7,155	7,678	7,720	8,199
Games (C)	5,463	5,958	6,682	6,934	5,823
Total net revenue	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Product
Consumer Media
- Software License (D)	$3,337	$3,595	$2,012	$4,741	$3,295
- Subscription Services (E)	1,285	1,362	1,434	1,531	1,564
- Product Sales (F)	340	350	322	261	377
- Advertising & Other (G)	521	445	429	418	433

Mobile Services
- Software License (H)	1,335	388	688	642	619
- Subscription Services (I)	7,369	6,767	6,990	7,078	7,580

Games
- Subscription Services (J)	2,693	2,707	2,708	2,781	2,828
- Product Sales (K)	2,402	3,086	3,851	4,007	2,862
- Advertising & Other (L)	368	165	123	146	133

Total net revenue	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Geography
United States	$11,434	$10,120	$10,084	$10,889	$9,740
Rest of world	8,216	8,745	8,473	10,716	9,951
Total net revenue	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
Net Revenue by Product
(D) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(G) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(H) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform.
(I) Subscription services revenue within Mobile Services includes revenue from ringback tones and our intercarrier messaging services, as well as from related professional services provided to mobile carriers.

(J) Subscription services revenue within Games includes revenue from online games subscriptions.
(K) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue and sales of mobile games.
(L) Advertising & other revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2018	2017
	Q1	Q4	Q1
	(in thousands)
Consumer Media

Net revenue	$5,483	$5,752	$5,669
Cost of revenue	993	915	1,405
Gross profit	4,490	4,837	4,264

Gross margin	82%	84%	75%

Operating expenses	3,918	3,573	4,010
Operating income (loss), a GAAP measure	$572	$1,264	$254
Depreciation and amortization	46	42	167

Contribution margin, a non-GAAP measure	$618	$1,306	$421

Mobile Services

Net revenue	$8,704	$7,155	$8,199
Cost of revenue	2,316	2,271	3,190
Gross profit	6,388	4,884	5,009

Gross margin	73%	68%	61%

Operating expenses	7,366	6,709	8,119
Operating income (loss), a GAAP measure	$(978)	$(1,825)	$(3,110)
Acquisitions related intangible asset amortization	92	89	196
Depreciation and amortization	180	174	203

Contribution margin, a non-GAAP measure	$(706)	$(1,562)	$(2,711)

Games

Net revenue	$5,463	$5,958	$5,823
Cost of revenue	1,817	1,868	1,937
Gross profit	3,646	4,090	3,886

Gross margin	67%	69%	67%

Operating expenses	4,917	5,293	4,947
Operating income (loss), a GAAP measure	$(1,271)	$(1,203)	$(1,061)
Acquisitions related intangible asset amortization	—	18	27
Depreciation and amortization	165	163	141

Contribution margin, a non-GAAP measure	$(1,106)	$(1,022)	$(893)

Corporate

Cost of revenue	$10	$(89)	$37
Gross profit	(10)	89	(37)

Gross margin	N/A	N/A	N/A

Operating expenses	3,267	3,082	4,295
Operating income (loss), a GAAP measure	$(3,277)	$(2,993)	$(4,332)
Other income (expense), net	(41)	(217)	(226)
Depreciation and amortization	137	48	187
Restructuring and other charges	501	255	1,564
Stock-based compensation	1,157	630	1,434
Lease exit and related benefit	(325)	—	—

Contribution margin, a non-GAAP measure	$(1,848)	$(2,277)	$(1,373)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) from continuing operations to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2018	2017
	Q1	Q4	Q1
	(in thousands)

Reconciliation of GAAP Net income (loss) from continuing operations to adjusted EBITDA:

Net income (loss) from continuing operations	$(5,178)	$447	$(9,550)
Income tax expense (benefit)	270	(3,732)	455
Interest income, net	(87)	(83)	(128)
(Gain) loss on investments, net	—	(4,500)	—
Equity in net loss of Napster	—	2,894	748
Acquisitions related intangible asset amortization	92	107	223
Depreciation and amortization	528	427	698
Restructuring and other charges	501	255	1,564
Stock-based compensation	1,157	630	1,434
Lease exit and related benefit	(325)	—	—
Adjusted EBITDA, a non-GAAP measure	$(3,042)	$(3,555)	$(4,556)